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                                                                    EXHIBIT 10.2

                          PLEDGE AND SECURITY AGREEMENT

     This Pledge and Security Agreement ("Agreement"), dated as of April 19, 2006, by and between EBANK MORTGAGE, LLC, a Georgia limited liability company (the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Bank");

                                   WITNESSETH,

     WHEREAS, the Borrower and the Bank have made and entered into a Warehousing Credit Agreement, dated as of April 19, 2006, (hereinafter, as the same may be amended, modified or supplemented from time to time, called the "Credit Agreement"); and

     WHEREAS, under the terms of the Credit Agreement it is a condition to the obligation of the Bank to make Advances that the Borrower execute and deliver this Pledge and Security Agreement to the Bank;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and in order to induce the Bank to become a party to, and to extend credit under, the Credit Agreement, the parties hereto agree as follows:

     Section 1. DEFINITIONS

     Each undefined capitalized term used herein shall have the meaning ascribed to it in the Credit Agreement, including Exhibit A. As used herein, the following terms shall have the following respective meanings:

     "Agreement to Pledge": an Agreement to Pledge substantially in the form of Attachment 1 hereto, which shall have a Collateral Identification Letter (Attachment 2) and Mortgage Loan Detail Listing (Attachment 3) attached.

     "Bailee Letter": a letter substantially in the form of Attachment 4 hereto.

     "Business Day": a day on which national banks are open for business in Minneapolis, Minnesota.

     "Closing Agent": with respect to any Loan, the title company or other person performing the functions of a title company in connection with the closing of such Loan.

     "Collateral": as defined in Section 2.

     "Collateral Identification Letter": a Collateral Identification Letter substantially in the form of Attachment 2 hereto.

     "Collateral Transmittal Letter": a Collateral Transmittal Letter substantially in the form of Attachment 5 hereto

     "Collections": as defined in Section 2(i).

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     "Electronic Tracking Agreement" means the Electronic Tracking Agreement, in form and substance acceptable to the Bank, among the Borrower, the Bank, MERS and MERSCORP, as amended from time to time.

     "Good Funds Wire Account": account number 104756215562 maintained at the Bank.

     "Mortgage Loan Detail Listing": a loan detail listing substantially in the form of Attachment 3 hereto.

     "MERS" means Mortgage Electronic Registration Systems, Inc.

     "MERS Agreements" means the Electronic Tracking Agreement and any other agreement, document or instrument setting forth the terms of or otherwise affecting the MERS System and the Borrower's membership in MERSCORP.

     "MERSCORP" means MERSCORP. Inc.

     "MERS System" means MERSCORP's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual in the form attached to the Electronic Tracking Agreement, as amended from time to time.

     "Obligor": a person or other entity who now or hereafter is or becomes liable to the Borrower with respect to any of the Collateral.

     "Pledged Loans": any and all indebtedness or obligations evidenced by promissory notes, debentures, bonds and other instruments and interests therein, now or hereafter owned, made, purchased or otherwise acquired by the Borrower and which are now or hereafter at any time, pledged, hypothecated, assigned, transferred or conveyed, and a security interest therein granted, to the Bank, as evidenced by the delivery to the Bank, consistent with the terms of Section 4 hereof, or which otherwise come into the possession, custody or control of the Bank or in respect of which an Advance has been made under the Credit Agreement..

     "Pledged Mortgage-backed Security": any mortgage-backed securities which are from time to time created in whole or in part on the basis of any Pledged Loan prior to payment of the purchase price for such Pledged Loan under the applicable Purchase Commitment.

     "Secured Obligations": all obligations, liabilities or indebtedness of the Borrower to the Bank, due or to become due, direct or indirect, absolute or contingent, joint or several, now existing or hereafter at any time created, arising or incurred under this Pledge and Security Agreement, the Credit Agreement, including, but not limited to, the obligations, liabilities and indebtedness of the Borrower to the Bank under the Warehousing Note, and any renewal or extension of any such obligations, liabilities and indebtedness, and all costs of collecting such obligations, liabilities and indebtedness, including reasonable attorneys' fees of the Bank in the collection thereof and the enforcement of any Collateral therefor.

     "Shipping Instructions": shipping instructions for Mortgage Loans substantially in the form of Attachment 6 hereto.


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     "Trust Receipt": a trust receipt in the form of Attachment 7 hereto.

     Section 2. PLEDGE

     As collateral security for the due and punctual payment of the Secured Obligations, and to secure performance of each obligation and the observance of each term and condition to be performed or observed by the Borrower under the Credit Agreement, this Agreement and the other Loan Documents, the Borrower does hereby pledge, hypothecate, assign, transfer and convey to the Bank and assigns and grants to the Bank, a security interest in and to the following described property (the "Collateral"):

          (a) all right, title and interest of the Borrower in and to the Pledged Loans and all promissory notes, participation agreements, participation certificates, or other instruments or agreements which evidence any of the Pledged Loans;

          (b) all right, title and interest of the Borrower in and to all notes, real estate mortgages, deeds of trust, security agreements, chattel mortgages, assignments of rent and other security instruments whether now or hereafter owned, acquired or held by the Borrower which secure (or constitute collateral for any note, instrument or agreement securing) any of the promissory notes or other instruments or agreements which evidence any of the Pledged Loans;

          (c) all right, title and interest of the Borrower in and to all financing statements perfecting the security interest of the Borrower in any of the foregoing;

          (d) all right, title and interest of the Borrower in and to all guaranties and other instruments by which the persons or entities executing the same guarantee, among other things, the payment of performance of the Pledged Loans;

          (e) all right, title and interest of the Borrower in and to all title insurance policies, title insurance binders, commitments or reports insuring or relating to the foregoing;

          (f) all right, title and interest of the Borrower in and to all surveys, bonds, hazard and liability insurance policies, participation agreements and any other agreement, instrument or document pertaining to, affecting, obtained by the Borrower in connection with, or arising out of, the Pledged Loans;

          (g) all right, title and interest of the Borrower in and to all Purchase Commitments and other commitments and other agreements to purchase any Pledged Loans, all proceeds resulting from the sale of Pledged Loans, all accounts maintained with broker-dealers by the Borrower for the purpose of carrying out transactions under Purchase Commitments and all futures and futures options transactions involving Pledged Loans;

          (h) all right, title and interest of the Borrower in and to servicing rights with respect to any Pledged Loans and all rights to the payment or collection of monies under such servicing rights on account of servicing, administration or collection activities;

          (i) all right, title and interest of the Borrower in and to Pledged Mortgage-backed Securities;


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          (j) all right, title and interest of the Borrower in and to all collections on, and proceeds of or from, any and all of the foregoing (hereinafter collectively called "Collections");

          (k) all right, title and interest of the Borrower in and to any other asset of the Borrower which has been or hereafter at any time is, delivered to the Bank hereunder;

          (l) all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of the Borrower relating to the Pledged Loans (including all information, data, programs, tapes, discs and cards necessary to administer and service such Pledged Loans);

          (m) all balances, credits and deposits of the Borrower maintained in the Funding and Settlement Account, the Good Funds Wire Account and any operating account or other banking account of the Borrower maintained with the Bank;

          (n) any and all balances, credits, deposits, accounts or moneys of, or in the name of, the Borrower representing or evidencing the foregoing or any proceeds thereof; and

          (o) any and all proceeds of any of the foregoing.

     Section 3. REPORTS CONCERNING EXISTING COLLATERAL AND HEREAFTER ACQUIRED COLLATERAL

          From time to time hereafter as requested by the Bank, the Borrower will promptly give a written report to the Bank describing and listing each document, instrument or other paper which evidences, secures, guarantees, insures or pertains to any item of the Collateral whether now or hereafter owned, acquired or held by the Borrower that the Borrower has not theretofore delivered to the Bank. Such written report shall contain sufficient information to enable the Bank to identify each such document, instrument or other paper. The Borrower (a) upon the request of the Bank, shall promptly provide additional information concerning, or a more complete description of, each such document, instrument or other paper and (b) at the request of the Bank, shall promptly deliver the same to the Bank.

     Section 4. DELIVERY OF COLLATERAL DOCUMENTS

          4.01 Delivery of Loans.

     A Loan shall be deemed to have been delivered and pledged to the Bank under this Pledge and Security Agreement when:

               (i) The Bank has received, with respect to such Loan, (A) an Agreement to Pledge, duly completed and executed by the Borrower, (B) a Collateral Identification Letter duly completed and executed by the Borrower, (C) a Loan Detail Listing, duly completed, and (D) unless previously supplied to the Bank, a copy of the Purchase Commitment under which such Loan is to be delivered; and

               (ii) either:


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                    (A) a wire transfer of funds from the Good Funds Wire
               Account or otherwise has been initiated for the purpose of funding the origination or purchase of such Loan;

                    (B) a draft drawn upon the Bank for the purpose of funding the origination or purchase of such Loan has been received by the Bank and has cleared the Bank's payment process;

                    (C) a draft drawn upon the Bank for the purpose of funding the origination or purchase of such Loan has been accepted by the Bank, or the Bank has otherwise assured payment thereof; or

                    (D) origination or purchase by the Borrower of the Loan has otherwise been funded by the Bank or the Borrower has otherwise identified the Loan as being collateral for the Bank under this Pledge and Security Agreement.

The documents referred to in clause (i) of the preceding sentence shall be delivered or transmitted to the Bank by telecopier or electronic data transmission not later than 1:00 p.m. (Minneapolis time).

          4.02 Delivery of Pledged Loan Documentation. the Borrower shall deliver to the Bank, with respect to each Pledged Loan, the following described instruments and documents within seven Business Days after the date on which the applicable Advance made for the purpose of funding such Loan:

               (i) The original promissory note, debenture, participation certificate, participation agreement or other instruments evidencing such Loan, duly endorsed in blank as follows:

"Pay to the order of, without recourse,

                                        .
----------------------------------------
EBANK MORTGAGE, LLC


By:
    -------------------------------
Title:                             "
       ----------------------------

               (ii) A copy of each original real estate mortgage, deed of trust, intervening assignment (if any), security agreement, financing statement and other agreements and instruments securing such Loan, certified by the Closing Agent to be a true and correct copy of the original as submitted for recording, together with duly executed assignments in favor of the Bank in recordable form (provided, however, that the requirements of this subpart (ii) shall not apply to any Loan (A) which is registered on the MERS System under the Electronic Tracking Agreement and (B) which has not been withdrawn from, or re-registered on, the MERS System by the Bank as set forth in the Electronic Tracking Agreement);


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               (iii) if any of the documents described in (i) and (ii) above were executed on behalf of a party thereto by another person under a power of attorney, a copy of the original executed power of attorney, certified by the Closing Agent to be a true and exact copy of the original thereof;

               (iv) A Collateral Transmittal Letter listing all documents being delivered to the Bank.

     Notwithstanding any other Section hereof or of the Loan Documents to the contrary, no Collateral Value shall be assigned to a Loan until the Bank has determined that:

               (i) All submitted documents, including the Collateral Transmittal Letter and the Loan Detail Listing appear to be consistent as to borrower name, loan face amount, loan type (FHA, VA, or conventional; FRM or ARM) and the Borrower's loan number;

               (ii) The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

               (iii) Except for (a) the endorsement to the Borrower of the note in the event such loan was purchased by the Borrower and (b) the endorsement in blank of the note by the Borrower, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear;

               (iv) The note is endorsed in blank, without recourse, and such endorsement appears to bear an original signature of an Authorized Person of the Borrower, based on the current list of such Authorized Persons supplied by the Borrower; and

               (v) The assignment of the mortgage/deed of trust, which shall be in blank, appears to bear an original signature of an Authorized Person of the Borrower, based on the current list of such Authorized Person's supplied by the Borrower.

          Any Collateral Transmittal Letter delivered to the Bank hereunder, together with the documents accompanying it, shall conclusively be presumed to have been delivered to the Bank on behalf of the Borrower, notwithstanding that any such Collateral Transmittal Letter shall not be signed or submitted by an Authorized Person.

          4.03 Delivery of Additional Loan Documents Upon Request. Within five Business Days after receiving a written request from the Bank to deliver the same with respect to any Pledged Loan, the Borrower shall deliver to the Bank the following:


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          (a) Original guaranties, assignments of rents and other instruments and documents relating to security for and payment of such Loan, together with duly executed assignments thereof;

          (b) A mortgagee's title insurance policy (or commitment therefor) on American Land Title Association standard policy (revised coverage, most recent form) from a substantial and reputable title insurance company acceptable to FNMA or FHLMC in favor of the Borrower insuring the lien of the mortgage securing such Loan (subject only to such liens and encumbrances as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers) or if such mortgagee's title policy (or commitment therefor) is generally not available in the state in which the real property subject to such mortgage is located, an opinion of an attorney, which attorney and opinion are satisfactory to the Bank, to the effect that the mortgage securing such Loan is a valid first lien free and clear of all other liens and encumbrances except such liens and encumbrances as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers;

          (c) Evidence satisfactory to the Bank that the premises covered by the mortgage securing such Loan is insured against fire and perils of extended coverage for an amount at least equal to the full insurable value of such premises or, if less than the full insurable value of such premises and the Collateral Value of such Loan;

          (d) With respect to each Loan, copies of the applicable Firm Commitment or Standby Commitment and all documents and instruments called for under the applicable Firm Commitment or Standby Commitment, together with a certificate signed by an officer of the Borrower that, as of the date of delivery thereof, such Loan and all documentation therefor satisfies all requirements and conditions of the applicable Firm Commitment or Standby Commitment;

          (e) Originals, or photocopies, as the Bank may request, of surveys and all other instruments, documents and other papers pertaining to each such Loan;

          (f) With respect to each Loan secured by a Mortgage which is insured by the FHA, insured by a private mortgage insurer or guaranteed by the VA, a certificate signed by an officer of the Borrower that, as of the date of delivery thereof, the Borrower either has possession of the applicable FHA insurance certificate, private mortgage insurance certificate or VA guarantee covering such Loan, or has complied with all requirements and conditions for obtaining possession of such applicable FHA insurance certificate private mortgage insurance certificate or VA guarantee; and

          (g) if any of the documents described on (a) above were executed on behalf of a party thereto by another person under a power of attorney, a copy of the original executed power of attorney, certified by the Closing Agent to be a true and exact copy of the original thereof.

     Section 5. REPRESENTATIONS AND WARRANTIES

          The Borrower hereby represents and warrants to the Bank that:


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     (a) all of the representations and warranties set forth in the Credit
     Agreement are true and correct;

     (b) the Borrower is the legal and equitable owner of the Collateral and its interests therein are free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than as created hereunder or under Firm Commitments or Standby Commitments or under assignments to purchasers under such commitments and other than those in favor of the Bank);

     (c) no financing statement or other evidence of a lien covering any of the Collateral is on file in any public office other than those in favor of the Bank;

     (d) the Borrower has good right, power and lawful authority, to pledge, assign and deliver the Collateral in the manner hereby done or contemplated;

     (e) no consent or approval (other than any which may be incidental to any filing which may be necessary to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Bank;

     (f) to the Borrower's knowledge, no material dispute, default, right of set-off, counterclaim or defense exists with respect to all or any part of the Collateral;

     (g) this Pledge and Security Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally); and

     (h) in making and closing each Pledged Loan, the Borrower has fully complied with, and all collateral documents delivered with respect to such Loans comply with, all applicable federal, state and local laws, regulations and rules, including, but not limited to, (i) usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, (iii) the Equal Credit Opportunity Act, (iv) the Federal Truth in Lending Act, (v) Regulation Z of the Board of Directors of the Federal Reserve Systems, and (vi) all other consumer protection and truth-in-lending laws which may apply, and in each case with the regulations promulgated in connection therewith, as the same may be amended from time to time; and the Borrower shall maintain sufficient documentary evidence in its files with respect to such Pledged Loans to substantiate such compliance; and immediately upon (A) the execution and delivery of the Credit Agreement, the Warehousing Note and the other Loan Documents, (B) the delivery of the Collateral to the Bank as contemplated herein and (C) the filing of an appropriate financing statement in the appropriate filing office or offices, the Bank shall have a valid, first priority security interest and lien in the Collateral.


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     Section 6. POSSESSION OF COLLATERAL; STANDARD OF CARE

          The Bank shall exercise reasonable care in the custody and preservation of the Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Borrower requests in writing, but failure of the Bank to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Bank to preserve or protect any rights with respect to such Collateral not so requested by the Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     Section 7. COLLECTIONS ON COLLATERAL BY THE BORROWER; ACCOUNTING

          Until the Bank gives notice to the Borrower pursuant to the penultimate sentence of this Section 7 or exercises its rights under Sections 8 or 13 hereof, the Borrower shall be entitled (except as otherwise provided herein) to receive all Collections and use the same in the normal course of business. Upon notice from the Bank to the Borrower given after the occurrence and during the continuation of an Event of Default or a Default, the Borrower shall furnish to the Bank not later than the tenth working day after the end of each month a report on all Collections received during the preceding month and provide the same accounting therefor as the Borrower customarily furnishes the permanent investors therein, including with respect to Collections on each Pledged Loan: (a) the name of the borrower, (b) the Borrower's loan number for the Pledged Loan, (c) current principal balance of the Pledged Loan, (d) current escrow balance with respect to the Pledged Loan, (e) number and amount of past due payments on the Pledged Loan, (f) the amount of the collections received during such month with respect to the Pledged Loan, itemized to show (i) principal portion, (ii) interest portion and (iii) portion thereof representing amounts paid in escrow for real estate taxes and insurance.

          Upon notice from the Bank to the Borrower given after the occurrence and during the continuation of an Event of Default or of a Default, the Borrower shall hold all Collections representing principal payments and prepayments and escrows for real estate taxes and insurance in trust for the Bank and shall promptly remit the same to the Bank. All amounts representing the principal payments and prepayments shall be deposited in a collateral account with the Agent and all amounts representing real estate taxes and insurance escrows shall be deposited in an escrow account with any bank satisfactory to the Borrower and the Bank.

     Section 8. COLLECTIONS ON COLLATERAL BY THE BANK

          Upon the occurrence and continuation of an Event of Default or a Default, the Bank (upon fifteen (15) days' written notice to the Borrower in the case of Default), shall be entitled, but not obligated, at any time and from time to time, to notify and direct any or all obligors with respect to any of the Collateral thereafter to make all payments on such Collateral directly to the Bank or such other person or entity designated by the Bank, regardless of whether the Borrower was previously making collections thereon. The Bank shall promptly account to the Borrower for all such payments received by the Bank. Each obligor making such payment to the Bank or such other person or entity designated by the Bank shall be fully protected in relying on the written statement of the Bank that it then holds the security interests herein granted and


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assigned which entitled it to receive such payment, and the receipt of the Bank or such other person or entity designated by the Bank for such payment shall be full acquittance therefor to the Obligor making such payment.

     Section 9. DEFAULTED LOANS; COLLECTION AND FORECLOSURE PROCEEDINGS

          If the Borrower wishes to institute collection or foreclosure proceedings with respect to a Pledged Loan that still has Collateral Value pursuant to Exhibit A of Credit Agreement, it shall substitute other Collateral so that it is entitled pursuant to the terms of the Credit Agreement to a release of such Pledged Loan. If the Borrower does not own sufficient other collateral to obtain a release of such Pledged Loan, then so long as a Default or an Event of Default has not occurred and is continuing, the Bank, upon written request of the Borrower, will deliver, upon such terms and conditions as the Bank in its sole discretion may establish, to an attorney at law, as the agent of the Bank, to the extent necessary for the purpose of enabling said attorney to institute, in the name of the Borrower or the Bank, or in their names or in the names of their nominees, as the Bank may determine, collection and/or foreclosure proceedings on any Pledged Loan in default the following: (a) the promissory note or other instrument evidencing any such Pledged Loan in default and (b) the mortgage or deed of trust, if any, that secures such promissory note, or other Collateral needed by said attorney in connection with such collection and/or foreclosure proceedings in such manner and in such form as the Bank deems necessary or desirable to preserve its security interests in such Collateral, provided such Collateral and all proceeds of any such collection and/or foreclosure efforts shall remain subject to this Pledge and Security Agreement and the security interests granted therein and all such proceeds shall be delivered to the Bank as and when and in the form received to the extent required by terms of the Credit Agreement. the Borrower hereby covenants and agrees that, without first obtaining the prior written consent of the Bank, it will not request or accept any discount on, or any conveyance, endorsement, transfer or assignment of any right, title or interest in and to any of the real, personal or mixed properties sold, pledged, mortgaged, hypothecated, assigned, transferred, set over or conveyed to the Bank as security for any of the promissory notes or other instruments or agreements which evidence Pledged Loans in lieu of foreclosure proceedings if, after giving effect to any such proposed transaction, the Borrowing Base would be less than the outstanding principal balance of the Warehousing Note. At such time as such delivery of the Collateral is no longer required in connection with said collection and/or foreclosure efforts, the same shall be reassigned and redelivered to the Bank.

     Section 10. SALES AND RELEASES OF COLLATERAL

          10.01 Redelivery of Collateral for Correction. If no Event of Default or Default exists, the Bank may redeliver to the Borrower, for correction, any instrument or document described in Section 4.02 or 4.03 which constitutes or relates to any of the Collateral, provided that any such redelivery shall be made against a written Trust Receipt and executed by the Borrower requiring within 21 calendar days of the redelivery thereof to the Borrower, the return to the Bank of each such instrument and document. the Borrower shall deliver to the Bank each such instrument and document as soon as it has completed the correction thereof and, in any event, within 21 days after its receipt thereof.


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          10.02 Delivery for Sale of Pledged Loans. If no Event of Default or
Default exists, the Bank shall, in accordance with Shipping Instructions provided by the Borrower, transmit on behalf of the Borrower the Pledged Loans, accompanied by a duly completed and executed Bailee Letter, to an investor who has issued a Firm Commitment or a Standby Commitment with respect to such Pledged Loans. Such notification shall require redelivery or payment for the Pledged Loans delivered within the period provided in the applicable commitment, but in no event longer than 45 days from the date of delivery without Bank's written consent, and shall require that, unless the Bank shall otherwise direct in writing, payment is to be made by wire transfer in funds immediately available in Minneapolis, Minnesota to U.S. Bank National Association, Minneapolis, Minnesota, for credit to: EBANK MORTGAGE, LLC Funding and Settlement Account, Account No. 104756215559 ("Funding and Settlement Account"). Such notification shall also require that any returned documents should be redelivered to U.S. Bank National Association, 800 Nicollet Mall, BC-MN-H03B, Minneapolis, Minnesota, 55402; Attention: Mortgage Banking Services. All sale proceeds and returned documents shall remain a part of the Collateral unless released pursuant to Section 10.04 of this Pledge and Security Agreement. If required by the applicable commitment, Pledged Loans may be duly assigned of record to the issuer of such commitment subject to reassignment if not purchased and with beneficial title to any such assigned Pledged Loans being subject to the above-stated escrow condition. All Pledged Loans which are so transmitted or otherwise delivered but not paid for shall continue to constitute Collateral and shall be included in determining the Borrowing Base. The Bank will use its best efforts to transmit documents in a timely manner and otherwise to cooperate with the Borrower in the delivery for sale of Pledged Loans as contemplated by this
Section 10.02, but shall have no liability to the Borrower or otherwise for so doing or for not so doing except as otherwise provided in Section 6 hereof.

          10.03 Formation of Pools. (a) The following provisions shall apply with respect to the delivery of Pledged Loans which are intended for inclusion in a pool of Loans backing securities to be issued by GNMA (each such Loan, a "Pool Mortgage"):

               (i) the Borrower shall enter into and conform to such custody and related agreements required by the Bank to permit the creation, transmittal to, and maintenance and sale of GNMA Securities in both certificated and uncertificated book-entry form with Participant Trust Company ("PTC") in New York City, or such other successor organization or system approved from time to time by GNMA. Such agreements shall be with such financial organizations who have been (and continue to be during the term of this Agreement) approved by the PTC as participants in the PTC and further approved by the Bank, and shall provide, among other things, that GNMA Securities pledged hereunder shall be created, maintained and traded at the direction, the name and for the benefit of the Bank (any such PTC participant being referred to herein as a "PTC Participant"). The accounts maintained at the PTC in which GNMA Securities pledged hereunder shall be delivered to and maintained in, any trading accounts and any accounts into which proceeds or interest and other amounts payable in respect to any GNMA Securities which are pledged hereunder are herein collectively referred to as the "PTC Account." The PTC Account shall, for all purposes of this Agreement and any GNMA Securities and the proceeds thereof and other amounts with respect thereto contained therein, be deemed part of the Collateral hereunder.

               (ii) With respect to each Pledged Loan which is intended for inclusion in a GNMA mortgage loan pool to back book-entry GNMA Securities, the Borrower agrees that it will enter into and conform to such agreements and procedures are as established by the Bank in its sole judgment from time to time for the delivery of Pledged Loans to a GNMA pool custodian (or directly to GNMA Securities under such book-entry system or program. The Bank may enter into such agreements as may be necessary or appropriate in the sole discretion of the Bank in order to effectuate the issuance, maintenance and transfer of such GNMA Securities under such book-entry system or program.

               (iii) Upon compliance with the foregoing, the Bank or its designated agent shall, on the settlement date of the related GNMA trade (the "Settlement Date"), arrange to have delivered to the GNMA Pool Custodian the related GNMA Securities, in accordance with the Borrower's delivery instructions. Upon its receipt of the settlement amount (the "Settlement Amount") from the PTC Participant, the Bank shall apply the same in payment of the unpaid principal amount of the Advances outstanding under the Warehousing Note.

          (b) With respect to each Pledged Loan which is intended for inclusion in a FNMA or FHLMC Mortgage Loan pool to back book-entry FNMA or FHLMC Securities, the Borrower agrees that it will enter into and conform to such agreements and procedures are as established by the Bank in its sole judgment from time to time for the delivery of Pledged Loans to a FHLMC or FNMA pool custodian (or directly to FHLMC or FNMA, as the case may be) and the issuance, maintenance and transfer of FHLMC or FNMA Securities under such book-entry system or program. The Bank may enter into such agreements as may be necessary or appropriate in the sole discretion of the Bank in order to effectuate the issuance, maintenance and transfer of such FNMA or FHLMC Securities under such book-entry system or program.

          (c) The Bank will use its best efforts to complete documents in a timely manner and otherwise to cooperate with the Borrower in the issuance of Mortgage-backed Securities and the formation of pools of the Borrower Loans as contemplated by this Section 10.03, but shall have no liability to the Borrower or otherwise for so doing or for not so doing except as otherwise provided in
Section 6 hereof.

          10.04 Release of Particular Collateral. When, by terms of the Credit Agreement or this Pledge and Security Agreement, the Borrower is entitled to a release of the Bank's security interest in any Collateral, the Bank shall promptly upon written request of the Borrower redeliver to the Borrower (a) the promissory notes evidencing such Pledged Loan endorsed without recourse upon, or representation or warranty by, the Bank and (b) a reassignment of, without recourse upon or representation or warranty by, any part of the Collateral that secures such promissory note. Whether or not the Borrower, by terms of the Credit Agreement, is entitled to a release of the Bank's Security Interest in the Collateral, the Bank shall release its Security Interest in any Loan to the extent necessary to permit the Borrower to execute any full or partial release of any mortgage, deed of trust, security agreement, financing statement or other security instrument or deed which the Borrower is contractually obligated to release upon payment thereof or of a minimum release price provided the Borrower promptly remits such payment to the Bank for application upon the Secured Obligations.

     Section 11. FURTHER ASSURANCES

          The Borrower, upon the request of the Bank, will promptly correct any defect, error or omission which may be discovered in the contents of this Pledge and Security Agreement or in the execution hereof and will do such further acts and things, and execute, acknowledge, endorse and deliver such further instruments and agreements, including, but not limited to, notes, mortgages, deeds of trust, assignments, chattel mortgages, security agreements and financing statements covering the title to any real, personal or mixed property now owned or hereafter acquired by the Borrower and now or hereafter constituting Collateral and supplements to and amendments of this Pledge and Security Agreement that the Bank may at any time and from time to time reasonably request in connection with the administration or enforcement of this Pledge and Security Agreement or related to the Collateral or any part thereof or in order to assure and confirm unto the Bank the rights, powers and remedies hereunder or to subject all of the real, personal or mixed properties now owned or hereafter acquired by the Borrower and now or hereafter constituting Collateral to, or to confirm or clearly establish that all of said properties are subject to and encumbered by, a lien to secure the due and punctual payment of the Secured Obligations. Any such instrument, agreement, schedule or certificate shall be executed by a duly authorized officer of the Borrower and shall be in such form and detail as the Bank may reasonably specify. Promptly upon the request of the Bank, the Borrower will mark, or permit the Bank to mark in a reasonable manner, the Borrower's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that the Collateral has been assigned to the Bank, which notation shall be in form and substance satisfactory to the Bank.

          The Borrower will do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required, or reasonably requested by the Bank, to establish, perfect, maintain and continue the perfection and priority of the security interest of the Bank in the Collateral and will pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary, or reasonably deemed necessary by the Bank, to establish and determine the validity and the priority of such security interest of the Bank; and also to satisfy all other liens which in the reasonable opinion of the Bank might prejudice, imperil or otherwise affect the Collateral or the existence or priority of such security interest. A carbon, photographic or other reproduction of this Pledge and Security Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions. The Borrower authorizes the Bank to file any financing statement without the signature of the Borrower, to the extent permitted by applicable law.

     Section 12. COVENANTS OF THE BORROWER

          So long as this Agreement shall remain in effect, the Borrower will
(a) defend the right, title and interest of the Bank in the Collateral against the claims and demands of all Persons; (b) not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Collateral in a manner which would materially adversely affect the interests of the Bank; (c) not sell, assign, transfer, or otherwise encumber, or release any of the Collateral or any interest therein except in a manner whereby the Bank alone would be entitled to receive the proceeds therefrom; (d) notify the Bank monthly of any default that continues beyond any applicable notice or grace period under any Pledged Loan which has Collateral Value; and (e) maintain, or cause to be maintained, in its chief executive office or in the offices of a computer service bureau approved by the Bank, for the processing of Loans and Mortgage-Backed Securities, originals, or copies if the original has been delivered to the Bank, of its Loans and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records, information and data, relating to the Collateral, and give the Bank written notice of the place where such records, information and data will be maintained.

     Section 13. MERS COVENANTS

     On and after entry into the Electronic Tracking Agreement, so long as this Pledge and Security Agreement shall remain in effect, the Borrower shall:

     (a) be a "Member" (as defined in the MERS Agreements) of MERSCORP and will pay all fees required under the MERS Agreements;

     (b) maintain the Electronic Tracking Agreement in full force and effect and timely perform all of its obligations thereunder;

     (c) not, unless the Bank shall otherwise consent in writing, enter into any additional agreement equivalent to the Electronic Tracking Agreement with MERS, MERSCORP and any creditor other than the Bank;

     (d) provide the Bank with copies of any new MERS Agreement or any amendment, supplement or other modification of any MERS Agreement (other than the Electronic Tracking Agreement);

     (e) take all steps necessary to cause the Bank to be designated as an "Associated Member" on the MERS System and otherwise enter into all MERS Agreements necessary to permit the Bank to have access to information on the Pledged Loans held on the MERS System;

     (f) not amend, terminate or revoke, or enter into any agreement that contradicts, the Electronic Tracking Agreement;

     (g) identify to the Bank each Pledged Loan that is registered in the MERS System, at the earlier of the time it is so registered or the time it is pledged or deemed pledged hereunder, as so registered;

     (h) at any time at the request of the Bank, take such actions as may be necessary to register the pledge of any Pledged Loan to the Bank on the MERS System;

     (i) at the request of the Bank, take such actions as may be requested by the Bank to (i) transfer beneficial ownership of any Mortgage securing a Pledged Loan to the Bank on the MERS System, or (ii) de-register or re-register any Pledged Loan on, or withdraw any Pledged Loan from, the MERS System;

     (j) unless the Bank shall otherwise agree in writing, take all actions necessary to assure that the Bank is listed as Interim Funder in respect of each Pledged Loan on the MERS System until the conditions for release of such Pledged Loan under Section 10 hereof are satisfied;

     (k) provide the Bank with copies of any or all of the following reports with respect to the Pledged Loans registered on the MERS System, at the request of the Bank: (i) Co-existing Security Interest Reports, (ii) Release of Security Interest by Interim Funding Reports, (iii) Paid in Full Verification Reports, (iv) Interim Funding Rejects Reports, and (v) such other reports as the Bank may request to verify the status of any Pledged Loan on the MERS System; and

     (l) notify the Bank of any withdrawal or deemed withdrawal of the Borrower's membership in the MERS System or any deregistration of any Pledged Loan previously registered on the MERS System.

     Section 14. BANK APPOINTED ATTORNEY-IN-FACT

          Effective upon the occurrence and continuation of an Event of Default or a Default, the Borrower hereby appoints the Bank the Borrower's attorney-in-fact, with full power of substitution to submit any Pledged Loan which constitutes Collateral and related documents to a purchaser under a Firm Commitment or a Standby Commitment and for the purpose of carrying out the provisions of this Pledge and Security Agreement and taking any action and executing in the name of the Borrower without recourse to the Borrower any instrument, including, but not limited to, the instruments described in Section 2 hereof, which the Bank may deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Borrower representing any payment or reimbursement made under, or pursuant or with respect to, the Collateral or any part thereof and to give full discharge for the same. Whether or not an Event of Default or a Default shall have occurred or be continuing, the Borrower hereby authorizes the Bank in its discretion at any time and from time to time (i) to complete any assignment of real estate mortgage or deed of trust which heretofore was, or hereafter at any time may be, executed and delivered by the Borrower to the Bank so that such assignment describes a real estate mortgage or deed of trust which is security for any Loan now or hereafter at any time constituting Collateral and (ii) complete any other assignment or endorsement that was delivered in blank hereunder.

     Section 15. EVENTS OF DEFAULT; REMEDIES

          If one or more Events of Default shall occur, then the Bank, in addition to any and all other rights and remedies which the Bank may then have hereunder, under the Credit Agreement, under the Uniform Commercial Code of the State of Minnesota or of any other pertinent jurisdiction (the "Code"), or under any other instrument, or which the Bank may have at law or in equity, or otherwise, the Bank may, at its option: (a) in the name of the Borrower, or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral;
(b) take any action which the Bank may deem necessary or desirable in order to realize on the Collateral, including the power to perform any contract, endorse in the name of the Borrower without recourse to the Borrower any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; (c) enter upon the premises where any of the Collateral not in the possession of the Bank or its agent is located and take possession thereof and remove the same, with or without judicial process; (d) reduce its claim to judgment or foreclosure or otherwise enforce the security interests herein granted and assigned, in whole or in part, by any available judicial procedure;
(e) after notification, if any, provided for herein, sell, lease, or otherwise dispose of, at the office of the Bank, on the premises of the Borrower, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of Collateral shall not exhaust the Bank's power of sale, but sales may be made from time to time, and at any time, until all the Collateral has been sold or until all Secured Obligations have been fully paid and performed), and at any such sale it shall not be necessary to exhibit any of the Collateral;
(f) at its discretion, surrender any policies of insurance on the Collateral consisting of real or personal property owned by the Borrower and receive the unearned premiums, and, in connection therewith, the Borrower hereby appoints the Bank as the agent and attorney-in-fact for the Borrower to collect such premiums; (g) at its direction, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that the Bank is entitled to do so under the Code or otherwise; and (h) exercise any and all other rights, remedies and privileges it may have under this Pledge and Security Agreement, or any of the other promissory notes, assignments, mortgages, deeds of trust, chattel mortgages, security agreements, transfers of lien, and any other instruments, documents, and agreements executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement. the Borrower acknowledges and agrees that (x) a private sale of the Collateral pursuant to a Firm Commitment or Standby Commitment shall be deemed to be a sale of the Collateral in a commercially reasonable manner and (y) the Collateral is intended to be sold and that none of the Collateral is of a type or kind intended by the Borrower to be held for investment or any purpose other than for sale.

     Section 16. WAIVERS

          the Borrower, for itself and all who may claim under the Borrower, as far as the Borrower now or hereafter lawfully may, also waives all right to have all or any portion of the Collateral marshaled upon any foreclosure hereof and agrees that any court having jurisdiction over this Pledge and Security Agreement may order the sale of all or any portion of the Collateral as an entirety. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under clause (e) of Section 14 shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Borrower in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon or any part thereof, from, through and under the Borrower. No delay on the part of the Bank in exercising any power of sale, lien, option or other right hereunder and no notice or demand which may be given to or made upon the Borrower with respect to any power of sale, lien, option or other right hereunder shall constitute a waiver thereof, or limit or impair the right of the Bank to take any action or to exercise any power of sale, lien, option or any other right under this Pledge and Security Agreement or the Credit Agreement, or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or other right under this Pledge and Security Agreement or otherwise, all without notice or demand (except as otherwise provided by the terms of this Pledge and Security Agreement), prejudice its rights against the Borrower in any respect. Each and every remedy given the Bank shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 17. NOTICE

          Reasonable notification of the time and place of any public sale of any of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of any of the Collateral is to be made, shall be sent to the Borrower and to any other person entitled under the Code to notice; provided, that if any of the Collateral threatens to decline speedily in value, or is of a type customarily sold on a recognized market, the Bank may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph and that such notice is sufficient if it states only the number of Loans to be sold and their aggregate outstanding principal balance, together with the time and place of sale. Any notice to the Borrower hereunder shall be in writing and shall be effective on the date on which such notice is manually delivered to an officer of the Borrower or the business day after being deposited with Federal Express or equivalent national overnight delivery service in a properly addressed envelope addressed to:

               EBANK MORTGAGE, LLC
               2401 Lake Park Dr.
               Suite 200
               Smyrna, Ga. 30080
               Attention: Mr. Lucien J. Barrette

or at such other address as the Borrower may designate to the Bank. Any notice to the Bank shall be in writing and shall be effective on the date on which such notice is manually delivered to an officer of the Bank or deposited with Federal Express or equivalent national overnight delivery service in a properly addressed envelope addressed to:

               U. S. Bank National Association
               Mortgage Banking Services Division
               Mail Code BC-MN-H03B
               800 Nicollet Mall
               Minneapolis, MN 55402
               Attention: William J. Umscheid
                          Vice President

     Section 18. APPLICATION OF PROCEEDS

          Until all Secured Obligations owed to the Bank have been paid in full, any and all proceeds ever received by the Bank from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant to Section 8 or by virtue of Section 14, shall be applied by the Bank as follows:

          First: to the payment of all out-of-pocket costs and expenses of sale or other disposition of any of the Collateral, including the out-of-pocket expenses of the Bank and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Bank for the account of the Borrower hereunder and the payment of all costs and expenses incurred by the Bank in connection with the administration and enforcement of this Pledge and Security Agreement, to the extent that such advances, costs and expenses have not been reimbursed to the Bank;

          Second: to the payment in full of the Secured Obligations; and

          Third: the balance (if any) of such proceeds shall be paid to the Borrower, its successors or assigns, or as a court of competent jurisdiction may direct, provided that if such proceeds are not sufficient to satisfy the Secured Obligations in full, the Borrower shall remain liable to the Bank for any deficiency.

     Section 19. INDEMNIFICATION, COSTS AND EXPENSES

          The Borrower will (a) pay all reasonable out-of-pocket expenses, including, without limitation, any recording or filing fees, fees of title insurance companies in connection with recordings or filings, costs of mortgage insurance policies and endorsements thereof and mortgage registration taxes (or any similar fees or taxes), incurred by the Bank in connection with the administration of this Pledge and Security Agreement (whether or not the transactions hereby contemplated shall be consummated), the enforcement of the rights of the Bank in connection with this Pledge and Security Agreement and including, without limitation, the reasonable fees and disbursements of counsel for the Bank; (b) pay, and hold the Bank harmless from and against, any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Bank and Bank's officers, directors, and agents harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (c) indemnify, pay and hold harmless the Bank and Bank's officers, directors, and agents from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed on, incurred by or asserted against them in any way relating to or arising out of this Pledge and Security Agreement or the Credit Agreement or any of the transactions contemplated hereby or thereby to the extent that any such Indemnified Liabilities result (directly or indirectly) from any claims made, or any actions, suits, or proceedings commenced or threatened, by or on behalf of the Borrower, including, without limitation, any creditor, security holder, shareholder, depositor, customer, director, officer, employee and/or agent thereof acting in such capacity. The undertakings of the Borrower set forth in this Section shall survive the payment in full of the Warehousing Note and the termination of this Pledge and Security Agreement, the Credit Agreement and the other Loan Documents.

     Section 20. TERMINATION

          This Pledge and Security Agreement shall terminate when all the Secured Obligations have been fully paid and performed, at which time the Bank shall reassign and redeliver, without recourse upon, or representation or warranty by, the Bank and at the expense of the Borrower, to the Borrower, or to such other person or persons as the Borrower shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Bank, pursuant to the terms hereof or the Credit Agreement, and shall still be held by the Bank, together with appropriate instruments of reassignment and release.

     Section 21. NON-ASSUMPTION OF LIABILITY

          Nothing herein contained shall relieve the Borrower from performing any covenant, agreement or obligation on the part of the Borrower to be performed under or in respect to any of the Collateral or from any liability to any party or parties having an interest therein or impose any liability on the Bank for the acts or omissions of the Borrower in connection with any of the Collateral. The Bank shall not assume or become liable for, nor shall it be deemed or construed to have assumed or become liable for, any obligation of the Borrower with respect to any of the Collateral, or otherwise, by reason of the grant to it of security interests in the Collateral. While the Bank shall use reasonable care in the custody and preservation of the Collateral as provided in
Section 6 hereof, the Bank shall not have any fiduciary responsibility to the Borrower with respect to the holding, maintenance or transmittal of the Collateral delivered hereunder.

     Section 22. GOVERNING LAW

          This Pledge and Security Agreement shall be a contract made under and governed by the internal law, and not the law of conflicts, of the State of Minnesota. The jurisdiction, venue and waiver of jury trial provisions of the Credit Agreement shall apply equally to this Pledge and Security Agreement.

     Section 23. COUNTERPARTS: EFFECTIVENESS

          This Pledge and Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Pledge and Security Agreement shall become effective upon the written or telephonic notification of such execution and authorization of delivery thereof has been received by the Bank.

                            (signature page follows)

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be executed as of the day and year first above written.

                                        EBANK MORTGAGE, LLC,
                                        a Georgia limited liability company


                                        By /s/ Lucien J. Barrette
                                           -------------------------------------
                                        Title: President


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        a national banking association


                                        By /s/ William J. Umscheid
                                           -------------------------------------
                                           William J. Umscheid
                                           Its Vice President